UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2013

FUELCELL ENERGY INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14204	06-0853042
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Great Pasture Road

Danbury, CT 06813

(Address of principal executive offices) (Zip Code)

(203) 825-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (the “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of FuelCell Energy, Inc. (the “Company”), filed on June 20, 2013 (the “Form 8-K”). The purpose of this Form 8-K/A is to replace a draft press release that had incomplete or incorrect information that was filed as Exhibit 99.1 to the Form 8-K.

The complete and final press release, which is attached as Exhibit 99.1 hereto, supersedes and replaces Exhibit 99.1 to the Form 8-K, including setting forth the final conversion rate and maturity date. Except for the replacement of Exhibit 99.1, this Form 8-K/A does not update, modify or amend any disclosure set forth in the Form 8-K or the exhibits thereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following is included as an exhibit to this report:

Exhibit No.	Description

99.1	Press Release, dated June 20, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Dated: June 20, 2013	By:	/s/ Michael Bishop

Michael Bishop
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 20, 2013.